Summary Prospectus May 1, 2026

Emerging Markets Leaders Fund

Class N WELNX	Class I WBELX	Class R6 WELIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at https://www.williamblairfunds.com/literature/forms/. You can also get this information at no cost by calling 1-800-742-7272 or by sending an e-mail request to fundinfo@williamblair.com. The Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2026, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE: The William Blair Emerging Markets Leaders Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	0.94%	0.94%	0.94%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses	0.35%	0.33%	0.24%

Total Annual Fund Operating Expenses	1.54%	1.27%	1.18%
Fee Waiver and/or Expense Reimbursement*	0.30%	0.28%	0.24%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%	0.99%	0.94%

*

William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.24%, 0.99% and 0.94% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$126	$457	$811	$1,809
Class I	101	375	670	1,509
Class R6	96	351	626	1,410

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes that the Adviser believes have above-average growth, profitability and quality characteristics. Under normal market conditions, the Fund typically holds a limited number of securities (i.e., 50-80 securities). The Adviser seeks investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution. Emerging market companies, for purposes of the Fund, are companies organized under the laws of an emerging market country or that have securities traded principally on an exchange or over-the-counter in an emerging market country. Currently, emerging markets include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

The Adviser will vary the Fund’s sector and geographic diversification based upon the Adviser’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms. The currencies of emerging market countries may experience a devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of smaller companies may be more volatile and less liquid than securities of large capitalized companies.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Adviser may invest in the Fund and, therefore, the Adviser at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Adviser’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Liquidity Risk. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance. In addition, because the Fund may focus its investments in a limited number of securities, its performance may be more volatile than a fund that invests in a greater number of securities.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with that of a broad measure of market performance that is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1-800-635-2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 26.29% (2Q20)	Lowest Quarterly Return (24.36)% (1Q20)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I and Class R6 shares. After-tax returns for Class I and Class R6 shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years

Class N Shares
Return Before Taxes	26.05%	(0.77)%	6.35%
Return After Taxes on Distributions	25.85%	(1.24)%	5.82%
Return After Taxes on Distributions and Sale of Fund Shares	15.56%	(0.62)%	5.04%

Class I Shares
Return Before Taxes	26.43%	(0.51)%	6.64%

Class R6 Shares
Return Before Taxes	26.42%	(0.46)%	6.68%

MSCI Emerging Markets Index (net) (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Hugo Scott-Gall, Paul Birchenough and Ian Smith, Partners of the Adviser, co-manage the Fund. Mr. Scott-Gall has co-managed the Fund since 2022. Mr. Birchenough and Mr. Smith have co-managed the Fund since 2024.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged investment plan. If you are investing through a tax-advantaged investment plan, withdrawals from the tax-advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.